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                           N/I FAMILY OF MUTUAL FUNDS
                                       OF
                               THE RBB FUND, INC.


               Supplement dated September 15, 1997 to Prospectus
                            dated December 16, 1996

                               N/I MICRO CAP FUND

     Effective September 15, 1997, shares of the n/i Micro Cap Fund are offered only to existing shareholders of the Fund and certain other persons, who are generally subject to cumulative, maximum purchase amounts, as follows:

     . Each person who on September 12, 1997 held shares of this Fund directly or through an account maintained by a broker by arrangement with The RBB Fund, Inc., may invest up to an additional $25,000 in shares of this Fund between September 15, 1997 and August 31, 1998, and an additional $25,000 in each fiscal year ended August 31 thereafter, plus distributions that are automatically reinvested.

     . Each person who is or becomes a client of a financial advisor or planner whose clients owned shares of this Fund on September 12, 1997 may invest up to $25,000 in shares of this Fund between September 15, 1997 and August 31, 1998, and $25,000 in each fiscal year ended August 31 thereafter, plus distributions that are automatically reinvested.

     . Employees of Numeric Investors L.P. and their spouses and children may invest in shares of these Funds without limit.

     All purchase orders that are wholly or partially in excess of the maximum purchase amounts will be returned.

                                N/I GROWTH FUND

     Shares of the n/i Growth Fund are offered only to (i) persons who already hold shares of this Fund directly or through accounts maintained by brokers by arrangement with The RBB Fund, Inc., (ii) existing and future clients of financial advisors and planners whose clients already hold shares of this Fund, and (iii) employees of Numeric Investors L.P. and their spouses and children. Other persons who are shareholders of other n/i Funds are not permitted to acquire shares of this Fund by exchange. Distributions to all shareholders of the Fund will continue to be
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reinvested unless a shareholder elected otherwise.

                            *          *          *

                           N/I GROWTH AND VALUE FUND

     In the event that the net assets of the n/i Growth and Value Fund increase to an amount that exceeds $200,000,000, the restrictions that apply to the sale of shares of the n/i Growth Fund would also apply to the sale of shares of this Fund.

                             *          *         *

     The adviser reserves the right to further restrict sales of shares of any Fund.